                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        VIRGINIA FINANCIAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

March 23, 2001



Dear Shareholder:

The Annual Meeting of Shareholders of Virginia Financial Corporation will be held Monday, April 23, 2001, at 7:30 p.m. local time. The meeting will be held at the Main Office of Planters Bank & Trust Company of Virginia, located at 24 South Augusta Street, Staunton, Virginia.

Included with this letter are several very important items which you should take time to review. These items are:

          1. Notice of Annual Meeting of Shareholders,
          2. Proxy Statement,
          3. PROXY,
          4. The Corporation's 2000 Annual Report.

We hope you will attend this meeting; however, if you cannot, we would appreciate your completing the enclosed PROXY and returning it in the envelope provided. Even if you plan to attend, it would be helpful if you would sign and return the PROXY so that we can be assured of a quorum for the meeting. When registering, you may revoke your PROXY in order to vote in person.

Your support during 2000 is evidenced in the Corporation's continued growth. We appreciate your efforts and look forward to 2001.

Very truly yours,


/s/ Harry V. Boney, Jr.

Harry V. Boney, Jr.
President

Enclosures

                        VIRGINIA FINANCIAL CORPORATION
                            24 SOUTH AUGUSTA STREET
                               P. O. DRAWER 1309
                        STAUNTON, VIRGINIA  24402-1309

                 NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON APRIL 23, 2001

To the Shareholders of Virginia Financial Corporation:

Notice is hereby given that the 2001 Annual Meeting of Shareholders of Virginia Financial Corporation will be held at the Main Office of Planters Bank & Trust Company of Virginia, located at 24 South Augusta Street, Staunton, Virginia on Monday, April 23, 2001 at 7:30 p.m., local time, for the following purposes:

     1. To elect six directors of the Corporation to serve for a term of one year until the next annual meeting of shareholders or until their successors are elected and qualified.

     2. For the transaction of such other business as may properly be brought before the meeting.

The Board of Directors has fixed the close of business on March 16, 2001 as the date of record for the determination of shareholders entitled to notice of, and to vote at, the 2001 Annual Meeting of Shareholders and any adjournment or adjournments thereof.

There is included herewith a Proxy Statement to which your attention is directed, together with the Corporation's 2000 Annual Report. It is the intent of management to mail the proxy materials on March 23, 2001.

By order of the Board of Directors,


/s/ Harry V. Boney, Jr.

Harry V. Boney, Jr.
President
March 23, 2001


IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE RETURN ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                        VIRGINIA FINANCIAL CORPORATION
                            24 SOUTH AUGUSTA STREET
                               P.O. DRAWER 1309
                         STAUNTON, VIRGINIA 24402-1309


                                PROXY STATEMENT



                      2001 ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON APRIL 23, 2001

It is the intent of management to mail this Proxy Statement on March 23, 2001. This statement is furnished in connection with the solicitation of proxies to be used at the 2001 Annual Meeting of Shareholders of Virginia Financial Corporation to be held at the Main Office of Planters Bank & Trust Company of Virginia located at 24 South Augusta Street, Staunton, Virginia, on Monday, April 23, 2001 at 7:30 p.m., local time.

Revocation and Voting of Proxies

Execution of a proxy will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Any shareholder who has executed and returned a proxy may revoke it by attending the Annual Meeting and requesting to vote in person. A shareholder may also revoke his proxy at any time before it is exercised by filing a written notice with the Corporation or by submitting a proxy bearing a later date. Proxies will extend to, and will be voted at, any properly adjourned session of the Annual Meeting. If a shareholder specifies how the proxy is to be voted with respect to any proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to specify with respect to such proposals, the proxy will be voted FOR proposal 1, as set forth in the accompanying notice and further described herein.

Voting Rights of Shareholders

Only those shareholders of record at the close of business on March 16, 2001 are entitled to notice of and to vote at the Annual Meeting, or any adjournments thereof. The number of shares of common stock of the Corporation outstanding and entitled to vote at the Annual Meeting is 3,979,483. The Corporation has no other class of stock outstanding. A majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business. Each share of the Corporation's common stock entitles the record holder thereof to one vote upon each matter to be voted upon at the Annual Meeting.

With regard to the election of directors, votes may be cast in favor or withheld. If a quorum is present, the nominees receiving a plurality of the votes cast at the Annual Meeting will be elected directors; therefore, votes withheld will have no effect.


Thus, although abstentions and broker non-votes (shares held by customers which may not be voted on certain matters because the broker has not yet received specific instructions from the customer) are counted for purposes of determining the presence or absence of a quorum for the transaction of business, they are generally not counted for the purposes of determining whether such proposals have been approved and therefore have no effect.

Solicitation of Proxies

The cost of solicitation of proxies will be borne by the Corporation. Solicitations will be made only by the use of the mails, except that officers and regular employees of the Corporation and Planters Bank & Trust Company of Virginia (the "Bank") may make solicitations of proxies by telephone, telegram, special letter, or by special call, acting without compensation other than regular compensation. It is contemplated that brokerage houses and other nominees, custodians, and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by such persons, and the Corporation will reimburse them for their charges and expenses in this connection.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 23, 2001, the number and percentage of shares of common stock held by persons known by the Corporation to be owners of more than 5% of the Corporation's common stock, the executive officers named in the "Summary Compensation Table," and all directors and executive officers as a group.

Title of       Name and Address of              Amount and Nature of           Percent of
Class          Beneficial Owner                 Beneficial Ownership             Class
-----          ---------------                  --------------------             -----
Common         Carlyle Van D. Cochran              271,816  Direct                 6.8
               8205 Kerry Road
               Chevy Chase, Maryland 20815

Common         Mocomp, Inc.                        279,672  Direct/(1)/            7.0
               P.O. Box 920
               Verona, Virginia  24482

Common         William P. Heath, Jr.                 2,446/(2)/                    *
               5 Trace Drive
               Staunton, Virginia 24401

Common         Fred D. Bowers                        9,100/(3)/                    *
               76 Apple Jack Lane
               Staunton, Virginia 24401

Common         Thomas A. Davis                       1,600/(4)/                    *
               300 Rainbow Drive
               Staunton, Virginia 24401

All directors and executive
officers as a group
(9 persons)                                         76,464                         1.9

---------------
(1) Two Percent (2%) of the voting common stock and One Hundred Percent (100%) of the non-voting common stock of Mocomp, Inc. is owned by a Trust Under Agreement dated January 10, 1992; P. W. Moore, Trustor and P. W. Moore, Jr., Dorothy B. Moore and Benham M. Black, Trustees; Mocomp, Inc. owns 279,672 shares of the Corporation's Common stock. The reporting of such shares is not to be construed as an admission of beneficial ownership by the listed trustees.
(2) 296 shares are registered in spouse's name. The reporting of such shares is not to be construed as an admission of beneficial ownership.
(3) 8,100 shares are registered in spouse's name. The reporting of such shares is not to be construed as an admission of beneficial ownership.
(4) 800 shares are registered in spouse's name and 800 shares are registered in the name of trustees. The reporting of such shares is not to be construed as an admission of beneficial ownership.
* Less than 1%; based on total outstanding shares of 3,979,483 shares as of date of this Proxy Statement.

                                     ITEM 1

                           CANDIDATES FOR DIRECTORS;
                             ELECTION OF DIRECTORS

In accordance with the Corporation's Bylaws, the Board of Directors has the power to fix the number of directors of the Corporation at not less than five
(5) nor more than fifteen (15). The Board has adopted a resolution setting the number of directors to be elected at this Annual Meeting at six (6) and recommending that the persons listed below be elected as directors to serve until the next Annual Meeting and until their successors are duly elected and qualify. The Board of Directors has no reason to believe that the persons named will not be available, but in the event a vacancy among the nominees occurs prior to the meeting, the proxy will (unless otherwise directed thereon) be voted either for less than six (6) as the number of directors to be elected or for a substitute nominee or nominees designated by the Board of Directors, and for the remaining nominees.


                                                                                       Number of Shares
                               Served as             Principal                     Beneficially Owned as of
                                Director         Occupation During                      March 16, 2001
Name (Age)                     Since/(1)/       Past Five Years/(2)/                (Percent of Class)/(3)/
----------                     ----------       -------------------                 -----------------------
Lee S. Baker, (50)                1984            Vice-Chairman of the                      22,156/(4)/
                                                   Board of the Bank;                            *
                                                    Owner - Manager,
                                                 Staunton Tractor, Inc.

Benham M. Black, (66)             1969              Attorney-at-Law,                        19,572/(5)/
                                              Black, Noland & Read, P.L.C.                       *

Harry V. Boney, Jr., (67)         1975         Chairman of the Board and                    18,640/(6)/
                                             President of the Corporation,                       *
                                                 President of the Bank

Jan S. Hoover, (44)               1995       Vice President and Treasurer,                   1,100/(7)/
                                                Arehart Associates, Ltd.                         *

                                                                                       Number of Shares
                               Served as             Principal                     Beneficially Owned as of
                                Director         Occupation During                      March 16, 2001
Name (Age)                     Since/(1)/       Past Five Years/(2)/                (Percent of Class)/(3)/
----------                     ----------       -------------------                 -----------------------
Martin F. Lightsey, (58)          1995             President and CEO,                        1,050
                                                 Specialty Blades, Inc.                          *

James S. Quarforth, (46)          1995        Chairman, CEO and Director,                      800
                                                      nTelos, Inc.                               *

All directors and executive                                                                  76,464
officers as a group                                                                             1.9%
(9 persons)

  * Less than 1.0%; based on total outstanding shares of 3,979,483 shares as of date of this Proxy Statement.
(1) Dates reference when nominee became a director of the Bank, except that Mr. Black became a director of Augusta Bank and Trust Company, a predecessor of the Bank, in 1971.
(2) Mr. Black was Chairman of the Board of the Bank from April 13, 1994 to April 26, 1999, was Vice Chairman of the Bank from April 1984 to April 12, 1994, and was Chairman of the Board of the Corporation from September 27, 1996 to April 26, 1999; Mr. Boney was the President of the Bank from January 14, 1976 to December 31, 1996 and from February 23, 2001 and President of the Corporation from September 27, 1996 to December 31, 1997.
(3) For purposes of this table, beneficial ownership has been determined in accordance with the provision of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.
(4) 17,192 shares are registered in the name of corporations; 1000 shares are registered in spouse's name;the reporting of such shares is not to be construed as an admission of beneficial ownership.
(5) 200 shares are registered in spouse's name and 18,358 are registered in the names of trustees. The reporting of such shares is not to be construed as an admission of beneficial ownership; in addition, Mr. Black is a trustee for Mocomp, Inc., which owns 279,672 shares of the Corporation's common stock. The reporting of such shares is not to be construed as an admission of beneficial ownership by the listed trustees, and none of these shares are reflected in this table.
(6) 300 shares are registered in spouse's name and 15,500 shares are registered in the name of trustees; the reporting of such shares is not to be construed as an admission of beneficial ownership.
(7) 300 shares are registered in child's name; the reporting of such shares is not to be construed as an admission of beneficial ownership.

Committees of the Corporation and Its Subsidiary

Report of Audit Committees

Virginia Financial Corporation Audit Committee. The Corporation's Board of Directors currently has an Audit Committee consisting of three independent directors as defined by the National Association of Security Dealers' listing standards: Lee S. Baker, Jan S. Hoover, and James S. Quarforth. During the fiscal year 2000 the Audit Committee of the Board of Directors developed a charter for the Committee, which was approved by the full Board of Directors on November 21, 2000. The text of the charter is attached as Appendix A to this Proxy Statement.

The Audit Committee's primary responsibility falls into three broad categories.

          (1) The Committee is charged with monitoring the preparation of quarterly and annual financial reports prepared by the Company's management, including discussion with management and the Company's outside auditors about financial statements, key accounting practices, and reporting.

          (2) The Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal, reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company, also determining if the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independent Standards Board Standard No. 1).

          (3) The Committee oversees management's implementation of effective systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interests; and review of the activities and recommendations of the Company's internal auditing program.

In overseeing the preparation of the Company's financial statements, the Committee met with management and outside auditors to review and discuss all financial statements prior to their issuance and discussed any specific accounting issues. Management has advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement of Auditing Standards No. 61 (Communication with Audit Committee).

With respect to the Company's outside auditors, the Committee, discussed with Yount, Hyde & Barbour, P.C. along with other things, matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

The Committee continues to monitor the scope and adequacy of the Company's internal auditing program including proposals for adequate staffing and to strengthen internal procedures and controls where appropriate.

On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report and Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

Audit Committee. The Bank also has an Audit Committee consisting of three directors: Harry V. Boney, Jr., Benham M. Black, and Lee S. Baker. This Committee of the Board assists in establishing the scope and detail of the continuous audit program and loan review, which is conducted by the internal audit department to monitor compliance of policies and procedures, which safeguard assets and records of the Bank. The Audit Committee of the Company held one meeting and the Audit Committee of the Bank held five meetings during 2000.

The Company paid to the auditing firm of Yount, Hyde & Barbour, P.C., for the year 2000, $46,127 for the audit of the Company's annual financial statements and for the review of the quarterly financial statements included on Form 10-Q. There was no work performed by the independent outside auditors for informational system services. The Company paid Yount, Hyde & Barbour, P.C. $17,252 for other services for the year ended December 31, 2000.

The foregoing report has been furnished by Committee members Baker, Hoover and Quarforth.

Personnel and Salary Committee. The Bank's Salary Committee consists of three directors: Jan S. Hoover, Chairman, Lee S. Baker, and Harry V. Boney, Jr. The Personnel and Salary Committee provides overall guidance to salary compensation of all personnel. The committee reviews salary administration, as necessary, including evaluation, salary grades and ranges, salary surveys, and recommends to the Board of Directors salary changes when needed. During 2000, the committee held two meetings.

Compensation Committee Interlocks and Insider Participation

No member of the Bank's Personnel and Salary Committee is or has been an employee of the Corporation or the Bank, except Harry V. Boney, Jr. Mr. Boney was President of the Bank from January 14, 1976 to December 31, 1996 and President of the Corporation from September 27, 1996 to December 31, 1997. Mr. Boney currently serves as Chairman of the Board of Directors of the Corporation. Effective February 23, 2001, Mr. Boney was appointed Interim President of the Corporation and the Bank. None of the Corporation's or the Bank's executive officers has served on the board of directors of any Corporation of which a member of the committee is an employee.

Other Transactions With Management

The Corporation has had, and expects to have in the future, transactions in the ordinary course of business with a number of its directors, officers, principal shareholders and their associates on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and do not involve more than the normal risk of collectibility or present other unfavorable features.

During 2000, the highest aggregate extension of credit to directors, officers, principal shareholders and their associates as a group amounted to $1,015,315 which is 1.99% of the equity capital of the Corporation, and the outstanding balances of these credits as of December 31, 2000 amounted to $822,981 which is 1.62% of the equity capital of the Corporation.

During 2000, there were no extensions of credit to a director, officer, principal shareholder and/or their associates which exceeded 10% of the Corporation's capital.

Directors' Fees And Attendance

During 2000, directors were paid fees at the rate of $375 for attendance at each regular meeting and each special meeting of the Board of Directors and $130 for each committee meeting. Directors are also paid an annual fee of $2,325. The total Directors' fees paid for 2000 were $34,087. The Chairman of the Board was paid a monthly retainer fee of $260. Total Chairman fees paid for 2000 were $3110. Full-time salaried officers of the Corporation were not paid for attendance at any Board of Directors meeting.

During 2000, there were 12 meetings of the Board of Directors and each nominee attended more than 75% of the meetings, with the exception of James S. Quarforth who attended 58.3% of the meetings.

The average attendance of all nominees at Board of Directors meetings was 90.3%.

Transactions In Which Directors Have An Interest

During the year 2000, the Corporation paid $78,582 for legal services to the firm of Black, Noland and Read, P.L.C., of which Mr. Black is a member.

During 2000, the Corporation paid $156,996 to Insurance Partners of Virginia, for various insurance coverages. H. C. Stuart Cochran, Chairman of the Board and a director of Planters Bank & Trust Company of Virginia, is Vice President and Treasurer of Insurance Partners of Virginia.

                             EXECUTIVE COMPENSATION

The table below sets forth information concerning the annual compensation earned by the executive officers of the Bank. Since the Corporation was formed as the Bank's holding company effective January 2, 1997, the amounts reflected below related to compensation earned as an officer of the Bank for each of the three years listed. However, the individuals' current positions are reflected in the principal positions listed.


                           SUMMARY COMPENSATION TABLE

Annual Compensation
-------------------


Name and
Principal                                                                                          All Other
Position                                  Year           Salary($)             Bonus($)          Compensation($)/(1)/
--------                                  ----           ---------             --------          --------------------
William P. Heath, Jr.                     2000            162,000               10,562                  26,419
President of the Corporation              1999            155,000                5,961                  23,897
and President of the Bank                 1998            142,000               11,318                  23,581

Fred D. Bowers                            2000            102,260                5,089                  28,016
Secretary/Treasurer of the                1999             98,136                3,760                  19,267
Corporation and Executive Vice            1998             94,000                7,492                  19,663
President and Chief Financial
Officer of the Bank

Thomas A. Davis                           2000             93,040                4,360                  20,031
Senior Trust Officer                      1999             89,856                3,436                  16,773
of the Bank                               1998             85,890                6,846                  16,626

________________
(1) This amount represents the cost of the following benefits for the named officer. Medical insurance, disability insurance, life insurance and retirement are provided for all full-time employees. Amounts of life insurance are based on individual salary levels for all employees except officers with the title of vice president or above and trust officer or above. These officers receive part term life and part whole life based on individual salary levels. All full-time employees who meet the minimum age requirement of 20 1/2 years of age participate in a defined contribution retirement plan based on total compensation.

Personnel and Salary Committee Report On Executive Compensation

The Personnel and Salary Committee of the Board of Directors of the Bank has furnished the following report on executive compensation.

The committee has developed and implemented compensation policies and plans which seek to enhance the profitability of the Corporation and maximize shareholder value by aligning closely the financial interests of its Senior Officers with those of its Shareholders. The policies are designed to provide competitive levels of compensation to attract and retain corporate officers and key employees with outstanding abilities and to motivate them to perform to the full extent of their abilities. The policies provide for both annual salaries and participation in an incentive compensation plan with all other employees of the Corporation.

The Board Of Directors sets base salaries at levels competitive with amounts paid to senior executives with comparable qualifications, experience and responsibilities after comparing salary ranges of similarly sized banks located in Virginia. The Virginia Bankers Association Salary Survey of Virginia Banks is used for comparison of salaries paid for similar positions and responsibilities. The annual and incentive compensation is also closely tied to the Corporation's success in achieving significant financial performance goals.

The Board of Directors approves the Chief Executive Officer's annual salary based on the compensation data from selected peer banks and its assessment of both the Chief Executive Officer's past performance and expected future contributions in leading the Corporation. In addition to the internal measures above, the Board of Directors also reviews the financial performance of the Corporation in relation to peer group averages and predetermined goals set by the Board of Directors. A subjective approach is used in its evaluation of these factors and therefore does not rely on a formula or weights of specific factors.

The incentive compensation plan, which includes all employees of the Corporation, stresses rewards for achievement of financial goals set each year. This program rewards employees for producing higher income, reducing costs and providing customers with excellent service. During 2000, a portion of the incentive compensation was awarded on a group, or cost center basis upon the achievement of specific goals. The Board of Directors approved the remaining portion of the incentive compensation, which was allocated pro rata to all employees based on their earnings.

The foregoing report has been furnished by Committee members Baker, Boney and Hoover.

                               SHAREHOLDER RETURN

Management provides below a line graph which compares the Corporation's shareholder return to the returns of the NASDAQ stock index and to the returns of The Carson Medlin Company's Independent Bank Index (IBI), an index of 23 financial institutions located in Alabama, Florida, Georgia, North Carolina, South Carolina, Tennessee, Virginia and West Virginia, as calculated by The Carson Medlin Company, Investment Bankers. The total five year return was calculated for each of the institutions in the peer group taking into consideration changes in stock price, cash dividends, stock dividends, and stock splits since December 31, 1995. The individual results were then weighted by the market capitalization of each institution in the survey relative to the entire peer group.

                                    [GRAPH]

                                        1995   1996   1997   1998   1999   2000
                                        ----   ----   ----   ----   ----   ----
    VIRGINIA FINANCIAL CORPORATION       100    124    143    172    208    169
    INDEPENDENT BANK INDEX               100    128    193    204    185    191
    NASDAQ INDEX                         100    123    151    213    395    238

Specifically, this graph was created by comparing the percentage change in stock prices for the Corporation and both indices on a year to year basis, looking only at the closing price of the stock as of December 31 of each year surveyed. Accordingly, this graph may be affected by unusually high or low prices at December 31, 1995 or by temporary swings in stock price at December 31 of a given year.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires directors, executive officers and 10% beneficial owners of the Company's Common Stock to file reports concerning their ownership of Common Stock. The Company believes that its officers and directors complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 during 2000.


                         INDEPENDENT PUBLIC ACCOUNTANTS

Yount, Hyde & Barbour, P.C. served as the Corporation's principal independent certified public accountants for the fiscal year ended December 31, 2000. No company has been selected by the Board of Directors to act as the Corporation's independent certified public accountants for the current fiscal year. The Board will make this decision later in the year. A representative of Yount, Hyde & Barbour, P.C. will be present at the Annual Meeting of Shareholders and will be given the opportunity to make a statement and respond to appropriate questions from the shareholders.

                                 OTHER MATTERS

Management knows of no other matter to be presented for consideration at the meeting by management or by shareholders, other than matters described herein. If any other matters shall properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote thereon in the interest of the Corporation according to their best judgment.

                 INFORMATION RELATING TO SHAREHOLDER PROPOSALS

In the event shareholders of the Corporation intend to make any proposals to be presented at the next Annual Meeting of Shareholders of the Corporation to be held on or about April 22, 2002, such proposals must be received at the Corporation's principal executive offices located at 24 South Augusta Street, Staunton, Virginia 24401, by January 9, 2002, in order for such proposals to be included in the Corporation's proxy statement and form of proxy relating to such meeting.

                           AVAILABILITY OF FORM 10-K

ON OR ABOUT MARCH 31, 2001, THE CORPORATION WILL FILE WITH THE SECURITIES AND EXCHANGE COMMISSION AN ANNUAL REPORT (FORM 10-K) FOR THE YEAR 2000. THE CORPORATION WILL PROVIDE A COPY OF THE CORPORATION'S FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, WITHOUT CHARGE, TO ANY PERSON FROM WHOM THE BOARD OF DIRECTORS HAS SOLICITED A PROXY FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS, UPON THE WRITTEN REQUEST OF SUCH PERSON DIRECTED TO MR. FRED D. BOWERS, SECRETARY/TREASURER, VIRGINIA FINANCIAL CORPORATION, DRAWER 1309, STAUNTON, VIRGINIA 24402-1309.

By order of the Board of Directors,


Harry V. Boney, Jr.
President
March 23, 2001

                                   Appendix A





                         Virginia Financial Corporation
                               Board of Directors


                            Audit Committee Charter



STATEMENT OF POLICY
-------------------

A soundly conceived, effective Audit Committee is essential to the management, operation, and financial reporting process of Virginia Financial Corporation and its subsidiaries. The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibilities to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.


ORGANIZATION
------------

Members
-------

There shall be a committee of the Board of Directors known as the Audit Committee. This committee shall be composed of at least three (3) directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgement as a committee member.

At the committee's discretion, management of the corporation may attend meetings of the Audit Committee, but this attendance should be in a non-voting capacity.

Committee membership standards will be maintained in accordance with applicable banking laws and regulations.



Meetings
--------

The Audit Committee shall meet on a quarterly or four (4) times per year basis. The Committee reserves the right to meet at other times as required and/or to meet without members of corporate management, internal audit, or the independent accounting firm.

Minutes
-------

Minutes shall be prepared for all meetings of the Audit Committee to document the Committee's discharge of its responsibilities. The minutes shall provide an accurate record of the proceedings, and shall be read and approved at the next meeting of the Committee.


AUTHORITY
---------

The authority of the Audit Committee is derived from the full Board of Directors of Virginia Financial Corporation.

The Audit Committee is appointed by the Board to assist the Board in monitoring
(1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.


RESPONSIBILITIES
----------------

In fulfilling the stated role within the framework of the Audit Committee's Statement of Policy, the primary, general responsibilities of the Audit Committee will be as follows:

 . to provide for an internal audit function to serve all subsidiaries of the corporation in an examining and advisory capacity

 . to provide for external audits of all corporate subsidiaries by suitable independent accountants

 . to serve as a focal point and reporting outlet for communications among non-committee directors, corporate management, internal auditors, and independent accountants

 . to assist the Board of Directors in fulfilling its fiduciary responsibilities for financial reporting and internal accounting and operations controls

 . to act as an agent for the Board of Directors to help insure the independence of internal auditors and independent accountants, the integrity of management, and the adequacy of disclosures to stockholders.

Specific duties of the Audit Committee, within the noted general responsibilities, will include, but not be limited to, the following items:

1. Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgements made in connection with the preparation of the Company's financial statements.

4. Based on the review and discussions noted in nos. 2 and 3 above, recommend to the Board of Directors that the audited financial statements be included in the company's annual report on Form 10-K.

5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors, or management.

7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

8.  Approve the fees to be paid to the independent auditor.

9. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to insure the independence of the auditor.

10. Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

11. Review the appointment and replacement of the senior internal auditing executive.

12. Review the significant reports to management prepared by the internal auditing department and management's responses.

13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

14. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

15. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

    a. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

    b.  Any changes required in the planned scope of the internal audit.

    c.  The internal audit department responsibilities, budget and staffing.

16. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

                                     PROXY

                         Virginia Financial Corporation
                      2001 Annual Meeting of Shareholders
                              Held April 23, 2001

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned Shareholder hereby constitutes and appoints G. Raymond Ergenbright and Elizabeth M. Schreiber, or either of them, proxies of the undersigned, with full power of substitution, to vote the shares of common stock of Virginia Financial Corporation, outstanding in the name of the undersigned, at the 2001 Annual Meeting of Shareholders of Virginia Financial Corporation to be held at the Main Office of Planters Bank & Trust Company of Virginia, located at 24 South Augusta Street, Staunton, Virginia, on the 23rd day of April, 2001, at 7:30 p.m., local time, and at any adjournment or adjournments thereof, with all powers the undersigned would possess if personally present:


ITEM 1: To elect the six (6) nominees for Directors as set forth in the Proxy Statement including voting for a lesser number, if a vacancy occurs among the nominees, and voting in respect to any substitute nominee or nominees designated by the Board of Directors.

     _____ FOR all nominees listed below          _____ WITHHOLD AUTHORITY
    (except as marked to the contrary below)      to vote for all nominees listed below

          Lee S. Baker                          Jan S. Hoover
          Benham M. Black                       Martin F. Lightsey
          Harry V. Boney, Jr.                   James S. Quarforth

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.)

I withhold authority for_____________________________________________________


ITEM 2: To take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ON ITEM 1 LISTED ABOVE, AND YOUR PROXY WILL BE VOTED FOR ITEM 1 IF NO SPECIFICATION IS MADE. IF ANY OTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED WITH RESPECT THERETO IN THE INTEREST OF THE CORPORATION ACCORDING TO THE BEST JUDGMENT OF THE PERSON OR PERSONS VOTING THE PROXY.

                                    (over)

This proxy is revocable by you at any time prior to the voting of the shares represented, by notifying the Secretary of the Corporation in writing before such vote or by filing another proxy with the Secretary bearing a later date. Shareholders who are present at the meeting may withdraw their proxy and vote in person. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Both joint holders should sign.

Dated______________________, 2001             ___________________________(SEAL)

Number of Shares_________________             ___________________________(SEAL)

                                              ___________________________(SEAL)

Return to:
Virginia Financial Corporation
P.O. Drawer 1309
Staunton, Virginia 24402-1309